CONVERTIBLE SENIOR DEBENTURES	12 Months Ended
Dec. 31, 2016
Convertible Senior Debentures [Abstract]
Convertible Senior Debentures

NOTE 12—CONVERTIBLE SENIOR DEBENTURES:

Convertible senior debentures were $514 million and $521 million principal amount of our 0.25% convertible senior debentures due 2026 as of December 31, 2016 and 2015, respectively. These convertible senior debentures include a “net share settlement” feature according to which the principal amount will be paid in cash and in case of conversion, only the residual conversion value above the principal amount will be paid in Teva shares. Due to the “net share settlement” feature, exercisable at any time, these convertible senior debentures are classified in the balance sheet under short-term debt. Holders of the convertible debentures will be able to cause Teva to redeem the debentures on February 1, 2021.